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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)      December 9, 1996
                                                      --------------------------

                           United Cities Gas Company
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             (Exact name of registrant as specified in its charter)


Illinois & Virginia                    0-12841                    36-1801540
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  (State or other                  (Commission File            (I.R.S. Employer
  jurisdiction of                      Number)               Identification No.)
  incorporation)


5300 Maryland Way, Brentwood, Tennessee                               37027
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(Address of principal executive offices)                           (Zip Code)


   Registrant's telephone number, including area code      (615) 373-5310
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ITEM 5. OTHER EVENTS

         Pursuant to Instruction F to Form 8-K, the information contained in the press release filed as Exhibit 99.1, hereto is hereby incorporated by reference in answer to Item 5 of this Form 8-K.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UNITED CITIES GAS COMPANY


Date:  December 10, 1996               By           /s/ James B. Ford
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                                                        James B. Ford
                                            Senior Vice President and Treasurer




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                                 EXHIBIT INDEX

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EXHIBIT                                                                                                 SEQUENTIALLY
NUMBER                                      DESCRIPTION OF EXHIBIT                                     NUMBERED PAGE
 99.1              Press release dated December 9, 1996 relating to rate increase granted in Georgia






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